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                                   EXHIBIT A

                      FORM OF CERTIFICATE OF INCORPORATION


        The following sentence shall be added at the end of Article Seventh of the Company's Amended and Restated Certificate of Incorporation:

        The provisions of this Article Seventh shall not apply to the transfer of shares of the Corporation's common stock by NRG Energy, Inc. to Calpine East Acquisition Corp. in contemplation of closing the merger contemplated by the agreement and plan of merger dated August __, 1999 among the Corporation, Calpine Corporation and Calpine East Acquisition Corp.


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